Income from reinsurance ceded	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Income from reinsurance ceded
9 Income from reinsurance ceded
	2018	2017	2016
Recovered claims and benefits	3,127	3,669	3,477
Change in technical provisions	372	497	(26)
Commissions	241	122	236
Total	3,740	4,288	3,687

Income from reinsurance ceded decreased by EUR 549 million compared to 2017, mainly due to the completion of the part VII transfers of the annuity portfolios in the UK in 2017. Refer to note 51 Business combinations for more details on these transactions.